SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                      --------------------

                            Form 8-K
                         CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                             OF 1934
                DATE OF REPORT - October 10, 2000
                (Date of earliest event reported)


                  Honeywell International Inc.
     (Exact name of Registrant as specified in its Charter)

     DELAWARE             1-8974             22-2640650
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)          Identification
  incorporation)                               Number)



101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY   07962-2497
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  (973) 455-2000


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ITEM 9.  REGULATION FD DISCLOSURE

     Honeywell International Inc. will hold its third quarter 2000 earnings release conference call on Tuesday, October 17, 2000 at 9:00 a.m. Eastern Standard Time. The earnings release will be distributed on BusinessWire approximately two hours prior to the conference call. Interested investors may access the conference call through a World Wide Web simulcast available at www.honeywell.com/investor. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 10, 2000             Honeywell International Inc.
                                   (Registrant)


                                   By: /s/ James V. Gelly
                                       --------------------
                                       James V. Gelly
                                       Vice President and
                                       Treasurer